FORM 8-K








Monday February 8th 2021

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934









Date of report (Date of earliest event report:






Monday February 8th 2021










Access-Power, & Co., Inc.
(Exact name of registrant as specified in its charter)

State of Jurisdiction of incorporation: FLORIDA
Commission File No: 333-65069





IRS Employer Identification No: 59-3420985


(Address of Principal Executive Officers)

Access-Power & Co., Inc.
PO BOX 598
Grand Haven, MI  49417




Registrant telephone number, including area code:
616-312-5390

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction
A.2. below):

[] Written communications pursuant to Rule 425 under securities Act (17 CFR230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 8.01 Other Matters

Dear Shareholders of ACCR and Commissioners of the SEC,

We emailed our Disclosure and 2019/2020 Disclosure Statements to the SEC
 just to show the SEC how hard we are working. OTC Current with OTC Markets could take 4 weeks or longer.

ACCR is a clean shell today. We are a very clean SHELL. We are waiting for our LAWYER to assign the PRIVATE COMPANY with audited financials (HE TOLD ME HE HAS ONE READY TO GO!)

We had our call late in the afternoon on Friday, January 5th, 2021.

"RECITALS FOR THE 3-WAY CALL 2 /5/2021:

WE ALL AGREE ACCR IS A CLEAN SHELL.  WE ALL AGREE
TO ASSIGN AND PRESENT 150,050,000 CONTROL SHARES TO THE
PRIVATE COMPANY WITH INCOMING REA L  BUSINESS AND
REAL AUDITED FINANCIALS.  WE CONTINUE THIS DEAL
FORWARD.

PATRICK CAME VERY PREPARED FOR  THIS MEETING!"

This will be my plan CANCEL PATRICK SHAREs, and recontruct them on the way up! This is my risk. So, we plan no DILUTION! We are going to have our TRANSFER AGENT cancel all PATRICK shares and re-issue them once THE FORM 10 is re-filed with the SEC later in 2021.

WE WILL NOT BE MERGING A SHELL INTO A SHELL! No! We seek a real private company looking to go public today...NOW.

Checkour our website at:
www.myaccess-power.com

We also report that the Company has turned in all initial required Disclosure and Financial Statements (which could be auditable) to OTC Markets. We have no assurance what they will say YES in our application dated
January 25th, 2020.

We believe they will say YES, to our PINK CURRENT application. FOCUS on STEVE MILLS and HOW BIG of a PRIVATE COMPANY will he put into ACCR share reporting structure. ACCR is auditable.

Just continue to believe in me...I'll get us there, just for YOU.

https://www.youtube.com/watch?v=QxIWDmmqZzY


Patrick J Jensen
Director of ACCR
Access-Power & Co., Inc.
Monday February 8th 2020


The following should be considered in connection with an evaluation of our business and recent market activities as described above:
There are various risk factors that should be carefully considered in evaluating our business; because such factors may have a significant impact on our business, our operating results, our liquidity and financial condition. As a result of these various risk factors, actual results could differ materially from those projected in any forward-looking statements. Additional risks and uncertainties not presently known to us, or that we currently consider to be immaterial, may also impact our business, result of operations, liquidity and financial condition. If any such risks occur, our business, its operating results, liquidity and financial condition could be materially affected in an adverse manner. Under such circumstances, if a stable trading market for our securities is established, the trading price of our securities could decline, and you may lose all or part of your investment.

SECURITIES ISSUED BY THE COMPANY INVOLVE
A HIGH DEGREE OF RISK AND, THEREFORE, SHOULD
BE CONSIDERED EXTREMELY SPECULATIVE. THEY
SHOULD NOT BE PURCHASED BY PERSONS
WHO CANNOT AFFORD THE POSSIBILITY OF THE
LOSS OF THE ENTIRE INVESTMENT. PROSPECTIVE
INVESTORS SHOULD READ ALL OF THE COMPANY'S
FILINGS, INCLUDING ALL EXHIBITS, AND
CAREFULLY CONSIDER, AMONG OTHER FACTORS THE
VARIOUS RISK FACTORS THAT MAY
BE PRESENT.

BEWARE OF NAKED SHORTING IN OUR SHARES

You should be aware that there are many substantial risks to an investment in our common stock. Carefully consider these risk factors, along with any available information currently reported by the Company (of which there are note), before you decide to invest in shares of our common stock.
If these risk factors were to occur, our business, financial condition, results of operations or future prospects could be materially adversely affected. If that happens, the market price for our common stock, if any, could decline, and prospective investors would likely lose all or even part of their investment. Cautionary Language Concerning Forward-Looking Statements
Statements in this press release may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the Company r its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors.




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